SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2013

GEOVAX LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52091	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1900 Lake Park Drive, Suite 380

Smyrna, Georgia 30080

(Address of principal executive offices) (Zip code)

(678) 384-7220

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

This Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Except as required by law, the Registrant does not undertake to update its forward looking statements.

Item 1.01   Entry into a Material Definitive Agreement

On December 11, 2013, the Company and the holders of its Series A Convertible Preferred Stock (“Series A Preferred Stock”) and Series A and Series C Warrants entered into an Amendment Agreement and Consent of Holders of Series A Convertible Preferred Stock (the “Amendment”). The Amendment provides, among other things, that if the Company’s next issuance of at least $500,000 of Common Stock or Common Stock Equivalents (as defined) is for a conversion price lower than the then-current conversion price for the Series A Preferred Stock, then the conversion price for the Series A Preferred Stock will be reduced to the same price. There were 788 shares of Series A Preferred Stock outstanding as of December 11, 2013. Pursuant to the Amendment, the terms of the Company’s outstanding Series A and Series C Warrants were also amended to eliminate certain future reductions in the exercise price of those warrants subject to certain conditions.

On December 13, 2013, we filed the Certificate of Amendment to the Certificate of Designation for the Series A Convertible Preferred Stock ( the “Certificate of Amendment”) with the Secretary of State of Delaware implementing the agreed-upon changes to the terms of the Series A Preferred Stock.

On December 11, 2013, we also entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with three accredited investors (collectively, the “Purchasers”) providing for the issuance and sale to them of an aggregate of 1,650 shares of our Series B Convertible Preferred Stock (the “Series B Preferred Shares”). Each Series B Preferred Share is initially convertible into approximately 2,857.1 shares of our Common Stock for an aggregate of approximately 4,714,215shares of our Common Stock (the “Conversion Shares”). The conversion price is $0.35 per share (the “Conversion Price”).

In connection with the sale of the Series B Preferred Shares, we agreed to enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers. Under the Registration Rights Agreement, we are required to file a registration statement covering the resale of the Conversion Shares within 30 days following the execution of the Securities Purchase Agreement. Our failure to meet the filing deadline and other requirements set forth in the Registration Rights Agreement may subject us to payment of certain monetary penalties.

On December 13, 2013, we filed the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (“Series B Certificate of Designation”) establishing the Series B Preferred Stock with the Secretary of State of Delaware. The Series B Preferred Shares do not have voting rights except as required by law and are not entitled to a dividend. The Series B Preferred Shares have a liquidation preference equal to their initial purchase price of $1,000 per share. The Conversion Shares will have the voting rights afforded to all shares of Common Stock.

Upon closing of the transactions contemplated in the Securities Purchase Agreement, the conversion price for the Series A Preferred Stock will be reduced to $.35 per share, and the exercise price for the Series A and Series C Warrants will be decreased to $.35 per share. There will be no increase in the number of shares that may be purchased upon exercise of those warrants.

The foregoing description of the Amendment, Certificate of Amendment, Securities Purchase Agreement, Registration Rights Agreement, and Series B Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of each document. Copies of each of these documents are exhibits to this Form 8-K and are incorporated herein by reference.

Item 3.02   Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety. On December 11, we agreed to issue the Series B Preferred Stock to the Purchasers. The Series B Preferred Stock was offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Purchasers were accredited investors who acquired the Series B Preferred Stock for investment in a transaction that did not involve general solicitation. The shares of Common Stock to be issued upon conversion of the Series B Preferred Stock have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 3.03   Material Modification to Rights of Security Holders.

The disclosure provided above in Item 1.01 is incorporated by reference into this Item 3.03 in its entirety.

On December 12, 2012, we filed the Certificate of Amendment with the Secretary of State of the State of Delaware, in the form attached as Exhibit 3.1 to this Current Report on Form 8-K. That document reduces the conversion price for the Series A Preferred Stock if the Company’s next issuance of at least $500,000 of Common Stock or Common Stock Equivalents (as defined) is for a conversion price lower than the then-current conversion price.

On December 12, 2013 we also filed the Certificate of Designation with the Secretary of State of the State of Delaware, in the form attached as Exhibit 3.2 to this Current Report on Form 8-K. That document sets forth the preferences, rights and limitations of the Series B Preferred Stock.

Item 8.01         Other Events

On December 12, 2013, we issued a press release announcing the transactions described under Item 1.01 above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01         Financial Statements and Exhibits

The following exhibits are filed with this Current Report:

3.1	Amendment to Certificate of Designation of Series A Convertible Preferred Stock
3.2	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock
4.1	Form of Stock Certificate for the Series B Convertible Preferred Stock
10.1	Securities Purchase Agreement dated December 11, 2013
10.2	Form of Registration Rights Agreement
10.3	Amendment Agreement and Consent of Holders of Series A Convertible Preferred Stock dated December 11, 2013
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2013

GEOVAX LABS, INC.

By:	/s/ Robert T. McNally
President and Chief Executive Officer

INDEX TO EXHIBITS

3.1	Amendment to Certificate of Designation of Series A Convertible Preferred Stock
3.2	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock
4.1	Form of Stock Certificate for the Series B Convertible Preferred Stock
10.1	Securities Purchase Agreement dated December 11, 2013
10.2	Form of Registration Rights Agreement
10.3	Amendment Agreement and Consent of Holders of Series A Convertible Preferred Stock dated December 11, 2013
99.1	Press Release

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